UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2019

Kiwa Bio-Tech Products Group Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-33167	77-0632186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Guasti Road, Suite 100 Ontario, CA	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 715-5855

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors; Appointment of Directors.

On July 8, 2019, the Board of Directors removed Yongling Song as as a member of the Board of Directors of Kiwa Bio-Tech Products Group Corp.

On July 8, 2019, the Board of Directors appointed Xiaoqiang Yu as as a member of the Board of Directors of Kiwa Bio-Tech Products Group Corp.

Xiaoqiang Yu (41)

Mr. Yu has been involved in the Chinese fertilizer market since 1999, both in terms of market operation and corporate management. Mr. Yu became Kiwa’s Sales and Marketing Director in June 2016. His responsibilities have focused on managing the overall marketing strategy of Kiwa, market research, establishing and expanding sales channels, and accomplishing the company’s sales goals.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2019

Kiwa Bio-Tech Products Group Corporation

/s/ Yvonne Wang
By:	Yvonne Wang
Title:	Chief Executive Officer